Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                  }   CASE NUMBER
                                        }   02-10835
                                        }
The NewPower Company, et. al.           }   JUDGE W. Homer Drake, Jr.
                                        }
DEBTORS                                 }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 11/30/02 TO 12/31/02


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                         Paul Ferdinands
                                         ---------------
                                         Attorney for Debtor

Debtor's Address                         Attorney's Address
and Phone Number                         and Phone Number

One Manhattanville Rd.                   191 Peachtree St.
Purchase, NY 10577                       Atlanta, GA 30303
Tel: (914) 697-2100                      Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835            Post Petition
                                         Totals
                                        Dec '02

Opening Cash Balance - 11/30/02       $ 131,582  (Concentration Account)

Inflows:
Customer Collections                        904
Bank Fee Refund                               4
Collateral Returned
    -Sureties
    -Security  Deposits                   4,407
Sale Proceeds/Interest Income/Other       4,970
-----------------------------------------------
Total Inflows                            10,285
------------------------------------------------------------------------------
                                                  Distribution of Outflows
Outflows:                                         NewPower        The NewPower
Post Petition:                                  Holdings, Inc.      Company
--------------                                  --------------      -------
Call Center (Sitel)                          10                         10
Professionals - Bankruptcy                  990         990
Consulting Fees                              70                         70
Gas Systems & IT Infrastructure (Wipro)      28                         28
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)          19                         19
AGL Billing Systems (Partnersolve)
Collections(RM Services)                     90                         90
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                    2                          2
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                              70                         70
Rent
Insurance                                   925                        925
Utilities (Heat, Hydro, Phone, etc.)         78                         78
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)              325         325
Payroll                                     176          49            127
Power                                        36                         36
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                            5                          5
State Tax Payments                            3                          3
Enron payments
Other Vendors
------------------------------------------------------------------------------
Total Outflows                            2,827       1,364          1,463
------------------------------------------------------------------------------
-----------------------------------------------
Net Cash Flows                            7,458
-----------------------------------------------
                                     ----------
Closing Cash Balance                  $ 139,040
==================================== ----------

A Represents reconciliation of prior month payroll funding.

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2002 through December 31, 2002
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200


Beginning of Month Balance - Gross            $ 14,183 (per 11/30/02 G/L)
PLUS:  Current Month New Billings                    - (Dec revenue)
LESS:  Collections During the Month               (527)(per daily cash report)
                                          -------------

End of Month Balance - Gross                  $ 13,656 (per 12/31/02 G/L)
Allowance for Doubtful Accounts                (13,656)
                                          -------------

End of Month Balance - Net of Allowance       $     -
                                          =============

                             Note:  The accounts receivable aging
                             below relates only to deliveries to
                             customers subsequent to the June 11,
                             2002 petition date.



                             AR Aging for Post Petition Receivables

                             Current     > 30 days    > 60 days      Total
                             ----------------------------------------------

                             $ -          $ -           $ 268        $ 268

                                                                  Attachment 2
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2002 through  December 31, 2002
Amounts in $000's


See attached System Generated A/P reports as of 12/31/02 (Attachements 2A and
2B).*

Beginning of Period Balance                $ 975  (per 11/30/02 G/L)
PLUS: New Indebtedness Incurred            2,060  (per system gen A/P report)
LESS: Amounts Paid on A/P                 (2,422) (per system gen A/P report)
                                     ------------

End of Month Balance                       $ 613  (per 12/31/02 G/L)
                                     ============


Enron is our only secured creditor.

* Omitted

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2002 through December 31, 2002
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date      $ 15,587

Inventory at Beginning of Period     $         - (per 11/30/02 G/L)
PLUS:  Inventrory Purchased                    -  (per daily cash report)
LESS:  Inventory Used or Sold                  -
                                    ------------

End of Month Balance                 $         - (per 12/31/02 G/L)
                                    ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date              $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period  $         -
Less:  Depreciation Expense                    -
Less:  Dispositions                            -
Add:  Purchases                                -
                                     ------------

Fixed Assets at End of Period        $         -
                                     ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                 $131,382,204.67
Total Deposits                     $10,334,027.63
Total Payments                      $2,826,756.04
Closing Balance                   $138,889,476.26
Service Charges

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                  $25,548.10
Total Deposits                        $154.59
Total Payments                     $25,548.10
Closing Balance                       $154.59
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                  $23,862.46
Total Deposits                          $0.00
Total Payments                     $23,362.46
Closing Balance                       $500.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                    $46,075.77
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 5 of 14
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                      $6,289.87
Total Payments                      $6,289.87
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 6 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                  $1,349,034.90
Total Payments                  $1,349,034.90
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             101343
Last Check issued this Period                              101579
Total # of checks issued this Period                          218

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                      $3,261.72
Total Payments                      $3,261.72
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                               None
Last Check issued this Period                                None
Total # of checks issued this Period                         None

                                                                  Attachment 4
                                                                  Page 9 of 14
Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                  $40,603.10
Total Deposits                    $356,712.24
Total Payments                    $377,315.34
Closing Balance                    $20,000.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 10 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                 $104,287.51
Total Deposits                  $2,439,728.26
Total Payments                  $2,534,991.46
Closing Balance                     $9,024.31
Service Charges                     $1,608.51

First Check issued this Period                       N/A
Last Check issued this Period                        N/A
Total # of checks issued this Period                 N/A

                                                                  Attachment 4
                                                                 Page 11 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $3.62
Total Payments                          $3.62
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A

                                                                  Attachment 4
                                                                 Page 12 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                  $37,302.54 CAN$
Total Deposits
Total Payments                      $7,112.52
Closing Balance                    $30,190.02
Service Charges                       $ 34.90

First Check issued this Period                                484
Last Check issued this Period                                 492
Total # of checks issued this Period                            7

                                                                  Attachment 4
                                                                 Page 13 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         12/01/02- 12/31/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                   $4,528.24
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                     $4,528.24
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                 Page 14 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         11/01/02- 11/30/02

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 5



                               Check Register*



*Omitted

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2002 through  December 31, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from November 30, 2002 through December 31, 2002
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                Full Time  Part Time
# of Employees at beginning of period                11        -
# hired during the period                             -        -
# terminated/resigned during period                  (1)       -
                                                ------------------------
# employees on payroll - end of period               10        -
                                                ========================

# of employees on temporary consulting assignments             9

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted


                                                                Attachment 7B
              Payments made to insiders 12/1/02 - 12/31/02     (Supplemental)
Payments are in gross amts                                        Page 1 of 1

Name                     Title                                       Amount         Date       Type
CUNNING, KATHLEEN        Vice President - Core Operations           $  8,333.33     12/15/2002 Salary for pay period 12/1 - 12/15
                                                                    $  8,333.33     12/31/2002 Salary for pay period 12/16 - 12/31

FOSTER, MARY             Managing Director, Finance and Treasury    $  8,333.33     12/15/2002 Salary for pay period 12/1 - 12/15
                         Operations                                 $  8,333.33     12/31/2002 Salary for pay period 12/16 - 12/31

PARIKH, CHAITU           Vice President & Controller                $ 30,769.23     12/15/2002 Severance


LOCKHART, H              CEO                                        $  9,583.33     12/15/2002 Salary for pay period 12/1 - 12/15
                                                                    $    416.65     12/31/2002 Salary for pay period 12/16 - 12/31

MALONE, JAMES            Managing Director, Law and Gov. Affairs    $ 10,833.33     12/15/2002 Salary for pay period 12/1 - 12/15
                                                                    $ 10,833.33     12/31/2002 Salary for pay period 12/16 - 12/31

PETIZON, ALICE           Vice President Law & Gov. Affairs          $  8,562.50     12/15/2002 Salary for pay period 12/1 - 12/15
                                                                    $  8,562.50     12/31/2002 Salary for pay period 12/16 - 12/31

                                                                    -----------

                                                                    $112,894.19
                                                                    ===========



* At the Creditors' Committee's request and pursuant to letters dated November 11, 2002 and November 13, 2002 between counsel for the Creditors' Committee the Debtors' President and Chief Executive Officer, H. Eugene Lockhart ("Lockhart"), Lockhart voluntarily agreed to reduce his annual base salary from $700,000 (as specified in Lockhart's employment agreement with Holdings) to $350,000, retroactive to October 1, 2002, for the remainder of his employment with Holdings. Lockhart also agreed to waive any administrative claim he may have against the Debtors for the reduced portion of his salary. However, Lockhart retained the right to assert a general unsecured claim against the Debtors arising from the Debtors' rejection of his employment agreement. The payments to Lockhart, as reported on Attachment 7B, reflect the aforesaid reduction in annual base salary plus an additional "catch-up" reduction necessitated as a result of the retroactive nature of the agreement.

                                                                Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2002 through December 31, 2002
Amounts in $000's


None.